EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER OF CYBERONICS, INC.
PURSUANT TO 18 U.S.C. SECTION 1350
     Daniel J. Moore, the Chief Executive Officer of Cyberonics, Inc. (the Company), and George E. Parker III, the Interim Principal Accounting Officer of the Company each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (a) the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (b) the information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.
Date: July 6, 2007

/s/ DANIEL J. MOORE Daniel J. Moore
Director, President and Chief Executive Officer
(Principal Executive Officer)

/s/ GEORGE E. PARKER III George E. Parker III
Interim Principal Accounting Officer